UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 5, 1996



                        CHEYENNE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)


    DELAWARE                      1-9189          13-3175893
   (State or Other             (Commission        (IRS Employer
   jurisdiction of             File Number)       Identification
   incorporation)                                 No.)


    3 Expressway Plaza, Roslyn Heights, New York   11577
   (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code: (516) 465-4000

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ITEM 5.   OTHER EVENTS.


     On July 5, 1996, Cheyenne Software, Inc. a Delaware Corporation (the "Company"), purchased all of the issued and outstanding shares of capital stock of Intelligence Quotient International Limited ("IQI") of Wellington, Somerset, England, a leading software development company specializing in open file management and partial file management technologies.

          The purchase of all of the shares of IQI does not constitute the acquisition of a "significant amount of assets" by Cheyenne for reporting purposes under Item 2 of Form 8-K. A copy of the press release dated July 11, 1996 announcing the closing of this acquisition is filed as an exhibit hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

      20.       Press release dated July 11 1996.

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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CHEYENNE SOFTWARE, INC.



                              By: /s/ReiJane Huai
                                   Name: ReiJane Huai
                                   Title: President and Chief
                                           Executive Officer




DATE:  July 12, 1996

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                          EXHIBIT LIST


Exhibit
Number

20.       Press Release dated July 11, 1996.